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                                                                     EXHIBIT 8.1

                         SUBSIDIARIES OF THE REGISTRANT
                         ------------------------------

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                                   JURISDICTION OF
                                    INCORPORATION
                                         OR
SUBSIDIARY NAME                     ORGANIZATION       DOING BUSINESS AS
------------------------------------------------------------------------------------------
MAAX Corporation                       Nova Scotia
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4200217 Canada Inc.                    Canada
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Aker Plastics Company, Inc.            Indiana         MAAX Valdosta
                                                       MAAX Plymouth
                                                       MAAX Martinsburg
                                                       MAAX Marion
                                                       MAAX Cedar Glas Manufacturing
                                                       MAAX Industries Southeast
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Halero B.V.                            Netherlands
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MAAX Canada Inc.                       Canada          MAAX Beauce
                                                       MAAX Lachine
                                                       MAAX Anjou
                                                       MAAX Airdrie
                                                       MAAX Armstrong
                                                       Manhattan
                                                       Valley
                                                       Westco
                                                       Acrylica
                                                       Fibre De Verre Moderne
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MAAX Cabinets Inc.                     Quebec          MAAX Cookshire
                                                       MAAX Laval
                                                       Imperial Woodcraft
                                                       Boiserie Imperial
                                                       Cuisine Expert
                                                       C.E. Cabinets
                                                       Novax
                                                       Cuisine Express
                                                       Cuisine Instant
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

------------------------------------------------------------------------------------------
                                                       MAAX Corporate
                                                       Intermax
                                                       MAAX Inc.
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MAAX Holding Co.                       Delaware
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MAAX-Hydro Swirl                       Washington      MAAX Bellingham
Manufacturing Corp.                                    MAAX Elk Grove
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MAAX-KSD Corporation                   Pennsylvania    MAAX West Berlin
                                                       MAAX Southhampton
                                                       MAAX Riviera Beach
                                                       MAAX Ontario
                                                       Keystone
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MAAX Europe Holding B.V.               Netherlands
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MAAX Hungary Services Limited          Hungary
Liability Company
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MAAX Luxembourg S.A.R.L.               Luxembourg
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MAAX (2004) LLC                        Delaware
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MAAX Midwest, Inc.                     Indiana         MAAX Bremen
                                                       Housing Products Industries
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MAAX Spas (Arizona), Inc.              California      MAAX Spas Chandler
                                                       Coleman Spas
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MAAX Spas (Ontario) Inc.               Canada          MAAX Spas Beamsville
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Pearl Baths, Inc.                      Minnesota       MAAX Minneapolis
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SaniNova B.V.                          Netherlands
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